EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2017

Effective immediately, the following replaces “Principal Investment Strategies” in “Fund Summary – Short Duration Government Income Fund”:

Under normal circumstances, the Fund invests at least 90% of its net assets (plus any borrowings for investment purposes) in any securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities (the “90% Policy”). These securities include, but are not limited to, mortgage-backed securities (“MBS”) including collateralized mortgage obligations, issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, treasuries and agency bonds. The Fund may invest up to 10% of its net assets in other income securities, including, but not limited to, non-agency MBS and asset-backed securities, corporate bonds, loans and money market securities. The Fund many invest in securities in any ratings category, including securities rated below investment grade or in unrated securities considered to be of comparable quality by the investment adviser (commonly referred to as “junk bonds”). The Fund may invest in MBS that receive only the interest portion or principal portion of payments made by the underlying pool of mortgage assets. The Fund may also invest in pooled investment vehicles. Pooled investment vehicles are exchange-traded funds (“ETFs”) and affiliated and unaffiliated mutual funds. The Fund’s dollar-weighted average duration will not exceed three years.

The Fund may also engage in derivative transactions. Transactions in derivative instruments may include: the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies and other instruments; and interest rate, credit default, inflation and total return swaps. The Fund may take short or long positions with regard to certain Markit indices, which are synthetic total return swap indices. The Fund may use interest rate swaps and options on interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of its holdings. The Fund may engage in other derivatives to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held by the Fund, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in securities lending, borrowing and active management techniques. The Fund may engage in securities lending for total return as well as for income, and may invest the collateral received from loans in securities in which it may invest.  The Fund is authorized to borrow to acquire additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return on such investments. The Fund may enter into forward commitments to purchase generic MBS, with the total amount of such outstanding commitments not to exceed 10% of the Fund’s total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Fund may enter into forward commitments to sell generic MBS, with the total amount of such outstanding commitments not to exceed 25% of the Fund’s total net assets. Separately, the Fund may also enter into duration neutral generic MBS coupon swaps, agency swaps, and term swaps (“pair trades”) by entering into forward commitments to both purchase and sell generic MBS of equivalent duration. Each leg of such paired outstanding forward commitments on generic MBS may not exceed 25% of the Fund’s total net assets. In addition, the Fund at times may enter into mortgage dollar rolls. The Fund may engage in short sales of securities and in repurchase and reverse repurchase agreements.

The portfolio managers seek to purchase securities they believe to be the best relative value with regard to price, yield, and expected total return in relation to available bonds in the approved markets. Investment decisions are made mostly on the basis of fundamental research and relative value. The portfolio managers may sell a security when they believe the security no longer represents the best relative value and the fundamental research or cash needs dictate.

The Fund invests in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. The Fund may also invest directly in securities to gain exposure to sectors of the market the investment adviser believes may not be represented or underrepresented by the Portfolio.

June 13, 2017	26333 6.13.17